UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

February 9, 2012 (February 7, 2012)

COVENTRY HEALTH CARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16477	52-2073000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

	6720-B Rockledge Drive, Suite 700, Bethesda, Maryland	20817
	(Address of principal executive offices)	(Zip Code)

(301) 581-0600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5—CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02—	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Amendment No. 1 to Employment Agreement with Harvey C. DeMovick, Jr.

On February 7, 2012, Coventry Health Care, Inc. (the “Company”) and its Executive Vice President, Harvey C. DeMovick, Jr., entered into Amendment No. 1 (the “DeMovick Amendment”) to the Employment Agreement by and between the Company and Mr. DeMovick made the 17th day of May, 2009.

Pursuant to the terms of the DeMovick Amendment:

•	The term of Mr. DeMovick’s employment is extended until December 31, 2013;

•	As of January 1, 2012, Mr. DeMovick’s annual target bonus is an amount equal to 75% of his base salary and is based on performance criteria set annually by the Compensation Committee;

•

Subject to the terms of the Company’s Amended and Restated 2004 Incentive Plan (the “Incentive Plan”), Mr. DeMovick will receive a 2012 grant of restricted share units and performance share units with a value of $2,950,000 that would vest upon the achievement of certain performance criteria (earnings per share and revenue) and, if applicable, will be settled in cash in mid-February 2014; and

•

Subject to the terms of the Incentive Plan, on January 1, 2013, Mr. DeMovick will receive a grant of restricted share units and performance share units with a value of $2,950,000 that would vest upon the achievement of certain performance criteria (earnings per share and revenue) and, if applicable, will be settled in cash in mid-February 2014.

Based on the achievement of the performance criteria, the performance share units may vest up to 150% of the amount of the original award. In addition, the DeMovick Amendment makes additional conforming changes consistent with the foregoing terms; provides for certain vesting and settlement provisions with respect to incentive awards upon death, disability, termination with and without cause, and constructive termination and following a change in control; and amends the definition of constructive termination to include a change in Mr. DeMovick’s reporting relationship to Allen F. Wise.

The foregoing summary is qualified in its entirety by reference to the DeMovick Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1.

SECTION 9—FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Employment Agreement with Harvey C. DeMovick, Jr.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COVENTRY HEALTH CARE, INC.

By:	/s/ John J. Ruhlmann
John J. Ruhlmann
Senior Vice President and Corporate Controller

Dated:	February 9, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Amendment No. 1 to Employment Agreement with Harvey C. DeMovick, Jr.